Exhibit 10.36


                    GLOBAL TELECOMMUNICATION SOLUTIONS, INC.
                                 40 ELMONT ROAD
                             ELMONT, NEW YORK 11003



                                                              January 2, 1997



Mr. Eli Oxenhorn
56 Intervale
Roslyn Estates, New York  11576

Dear Mr. Oxenhorn:

                  This will confirm our agreement to extend your Consulting and Non- Competition Agreement dated February 14, 1995 ("Agreement") for a two-year period commencing on February 14, 1997.

                  The terms of your extended engagement shall be as set forth in the Agreement, except that the consideration for the extended engagement shall be the issuance to you of an option to purchase 75,000 shares of the common stock of the Company on the terms and conditions set forth in a stock option agreement of even date herewith.

                  Please confirm the extension of your agreement by signing in the space provided below.

                                                    Very truly yours,

                                                    GLOBAL TELECOMMUNICATION
                                                     SOLUTIONS, INC.



                                                By:  /s/ Shelly Finkel
                                                   --------------------------
                                                     SHELLY FINKEL
ACCEPTED AND AGREED TO:

/s/ Eli Oxenhorn
----------------------------
ELI OXENHORN




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